EXHIBIT NO. 10.138.04

                          CHANGE ORDER
                             TO THE
                  AMENDED AND RESTATED CONTRACT
                             FOR THE
            ENGINEERING, PROCUREMENT AND CONSTRUCTION
         OF THE UPPER BHOTE KOSHI HYDROELECTRIC PROJECT

CHANGE ORDER NO. 004

Recitals:

1. WHEREAS, in accordance with Article 6, of the Amended and Restated Contract for the Engineering, Procurement and Construction of the Project on the Bhote Koshi River in the Sindhupalchok district of Nepal dated as of December 19, 1996 between Owner and Contractor (the "Contract") the Parties have mutually agreed to this Change Order No. 004; and

2. WHEREAS, the Owner, CGGC and the Financing Parties have agreed that a Revised Performance Guarantee (as defined below and as attached hereto) be issued to replace the Initial Performance Guarantee (as defined below) in the Contract;

NOW THEREFORE, the Parties agree to the following:

A.   Defined Terms

For the purposes of this Change Order No. 004, the following terms shall apply:

"Initial   Performance  Guarantee"  shall  mean  the  Performance
Guarantee issued by the Industrial and Commercial Bank  of  China
"ICBC" on October 8, 1996.

"Revised Performance Guarantee" shall mean the Performance Guarantee issued in the form and substance acceptable to Owner and Financing Parties and from a financial institution acceptable to Owner and Financing Parties and attached hereto as "Attachment 1". The Revised Performance Guarantee shall have the same meaning as the term "Performance Guarantee" in the EPC Contract.

B.   Special Considerations

1.   The  Parties  agree  to the terms of  the  Form  of  Revised
     Performance Guarantee attached hereto and such form shall replace and supercede the previous form of Performance Guarantee attached to the EPC Contract as "Exhibit G".

2.   The  Parties agree that immediately or within fourteen  (14)
     days of the signing of this Change Order No. 004, the Contractor shall issue the Revised Performance Guarantee.

3. The Parties agree that Article 3.26 of the Contract is amended to read as follows:

     "3.26     Performance Guarantee

     (a) Upon execution of this Contract, Contractor shall provide Owner with a Performance Guarantee, issued in the form provided in Attachment 1 (the "Performance Guarantee") and from a financial institution acceptable to Owner and Financing Parties, in their sole discretion ("Acceptable PG Issuer"). As set forth on Attachment 1, the Performance Guarantee shall contain the following provisions, together with such other provisions as set forth on Attachment 1:

          `1. By and Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi Hydroelectric Project on the Bhote Koshi River in the Sindhupalchok District of Nepal (the `EPC Contract') dated as of December 19, 1996 between the Owner and China Gezhouba Construction Group Corporation for Water Resources and Hydropower (the `Contractor'), the Contractor shall provide an irrevocable, unconditional bank guarantee from a financial institution acceptable to Owner in an amount equal to twenty-five percent (25%) of the Contract Price, namely US$11,600,000 (subject to increase or decrease pursuant
          to        Paragraph        2        hereof),        and
          (the `Guarantor'), which has been requested by the Contractor in favor of the Owner. Terms defined and expressions construed in the EPC Contract have the same meaning and construction in this Guarantee.

          2. The sum referred to in Paragraph 1 of this Guarantee shall be amended as follows:

          (i) Upon receipt by the Guarantor of a certificate from the Owner stating that there has been an increase or decrease of the Contract Price pursuant to Article 6 of the EPC Contract and stating the amount of such increase or decrease, the sum referred to in Paragraph 1 shall be increased or decreased, as applicable, by the amount stated in such certificate from the Owner (it being understood that the aforesaid certificate shall have a copy of the relevant change order attached);

          (ii) Upon receipt by the Guarantor of a certificate from the Owner stating that there has been a drawing under this Guarantee for amounts due from the Contractor for Performance Liquidated Damages or Schedule Liquidated Damages pursuant to Article 12 or
               Article 13 of the EPC Contract and stating the amount of such drawing, the Guarantor shall increase the amount of this Guarantee by the amount of any such drawing;

        (iii) Promptly, upon receipt of a certificate at any time and from time to time pursuant to clause (i) or (ii) above from the Owner, the Guarantor shall execute and deliver by international courier to the Owner (or to its respective order) (with a copy to the Trustee) an amendment to this Guarantee, in the form of Annex A (correctly completed), confirming the adjustment of the amount of the Guarantee in accordance with the terms hereof.

               It is the express understanding and agreement of the Guarantor, the Owner, and the Contractor that, except on account of increases pursuant to Clause
               (i) of Paragraph 2 hereof, the maximum amount of the Contractor's liability which is being guaranteed by the Guarantor pursuant to this
               Guarantee   is  an  amount  equal  to  thirty-five
               percent  (35%)  of  the  Contract  Price,   namely
               US$16,240,000.'

     (b) During the term of this Contract, Owner shall have the unconditional right to draw upon such Performance Guarantee for damages, compensation or otherwise under Articles 11, 12, 13, and 15, or for the completion of Punch Lists if Contractor has failed to complete such Punch Lists or in connection with any other breach of the Contractor's obligations under this Contract.

     (c) At the same time that the Performance Guarantee is issued, the Contractor shall cause delivery from the Acceptable PG Issuer to the Financing Parties of an Acknowledgement and Consent in form and substance satisfactory to the Financing Parties."

4. This Change Order No. 004 shall constitute the entire agreement between Owner and Contractor relating to the subject matter hereof and shall operate as an amendment to the Contract and shall be deemed to be part of the Contract. This Change Order No. 004 shall supercede Sections of Change Order No. 002, including Special Considerations, Section 4, which are in conflict with this Change Order No. 004. All other terms and conditions of the Contract are hereby ratified and confirmed and shall remain in full force and effect.

5. The effective date of this Change Order No. 004 shall be the date written below.

C.   Cost Adjustments:

None

D.   Schedule Adjustments:

None



Agreed  to  this ___ day  of September  1997  by  and between:

OWNER:                             CONTRACTOR

Bhote Koshi Power Company          China Gezhouba Construction Group
Private  Limited                   Corporation for Water Resources and
                                   Hydropower

By:                                By:
     Ted C. Hollon                       Wang Heming

3. The Parties agree that Article 3.26 of the Contract is amended to read as follows:

     "3.26     Performance Guarantee

     (a) Upon execution of this Contract, Contractor shall provide Owner with a Performance Guarantee, issued in the form provided in Attachment 1 (the "Performance Guarantee") and from a financial institution acceptable to Owner and Financing Parties, in their sole discretion ("Acceptable PG Issuer"). As set forth on Attachment 1, the Performance Guarantee shall contain the following provisions, together with such other provisions as set forth on Attachment 1:

          `1. By and Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi Hydroelectric Project on the Bhote Koshi River in the Sindhupalchok District of Nepal (the `EPC Contract') dated as of December 19, 1996 between the Owner and China Gezhouba Construction Group Corporation for Water Resources and Hydropower (the `Contractor'), the Contractor shall provide an irrevocable, unconditional bank guarantee from a financial institution acceptable to Owner in an amount equal to twenty-five percent (25%) of the Contract Price, namely US$11,600,000 (subject to increase or decrease pursuant
          to        Paragraph        2        hereof),        and
          (the `Guarantor'), which has been requested by the Contractor in favor of the Owner. Terms defined and expressions construed in the EPC Contract have the same meaning and construction in this Guarantee.

          2. The sum referred to in Paragraph 1 of this Guarantee shall be amended as follows:

          (i) Upon receipt by the Guarantor of a certificate from the Owner stating that there has been an increase or decrease of the Contract Price pursuant to Article 6 of the EPC Contract and stating the amount of such increase or decrease, the sum referred to in Paragraph 1 shall be increased or decreased, as applicable, by the amount stated in such certificate from the Owner (it being understood that the aforesaid certificate shall have a copy of the relevant change order attached);

          (ii) Upon receipt by the Guarantor of a certificate from the Owner stating that there has been a drawing under this Guarantee for amounts due from the Contractor for Performance Liquidated Damages or Schedule Liquidated Damages pursuant to Article 12 or
               Article 13 of the EPC Contract and stating the amount of such drawing, the Guarantor shall increase the amount of this Guarantee by the amount of any such drawing;


         (iii) Promptly, upon receipt of a certificate at any time and from time to time pursuant to clause (i) or (ii) above from the Owner, the Guarantor shall execute and deliver by international courier to the Owner (or to its respective order) (with a copy to the Trustee) an amendment to this Guarantee, in the form of Annex A (correctly completed), confirming the adjustment of the amount of the Guarantee in accordance with the terms hereof.

               It is the express understanding and agreement of the Guarantor, the Owner, and the Contractor that, except on account of increases pursuant to Clause
               (i) of Paragraph 2 hereof, the maximum amount of the Contractor's liability which is being guaranteed by the Guarantor pursuant to this
               Guarantee   is  an  amount  equal  to  thirty-five
               percent  (35%)  of  the  Contract  Price,   namely
               US$16,240,000.'

     (b) During the term of this Contract, Owner shall have the unconditional right to draw upon such Performance Guarantee for damages, compensation or otherwise under Articles 11, 12, 13, and 15, or for the completion of Punch Lists if Contractor has failed to complete such Punch Lists or in connection with any other breach of the Contractor's obligations under this Contract.

     (d) At the same time that the Performance Guarantee is issued, the Contractor shall cause delivery from the Acceptable PG Issuer to the Financing Parties of an Acknowledgement and Consent in form and substance satisfactory to the Financing Parties."

4. This Change Order No. 004 shall constitute the entire agreement between Owner and Contractor relating to the subject matter hereof and shall operate as an amendment to the Contract and shall be deemed to be part of the Contract. This Change Order No. 004 shall supercede certain Sections of Change Order No. 002 including, Special Considerations, Section 4. All other terms and conditions of the Contract are hereby ratified and confirmed and shall remain in full force and effect.

5. The effective date of this Change Order No. 004 shall be the date written below.

C.   Cost Adjustments:

Owner agrees to pay US$             as full compensation to  CGGC
for increasing the Performance Guarantee replenishment amount from 25% to 35% for the Contract Price pursuant to the EPC
Contract and Change Order No. 4, as agreed to between the Parties.


D.   Schedule Adjustments:

None

Agreed  to  this   _____ day  of September  1997  by  and between:

OWNER:                             CONTRACTOR
Bhote Koshi Power Company          China Gezhouba Construction Group
Private  Limited                   Corporation for Water Resources and
                                   Hydropower

By:                                By:
     Ted C. Hollon                       Wang Heming


                          ATTACHMENT 1

                           EXHIBIT G

                 FORM OF PERFORMANCE GUARANTEE

              Irrevocable, Unconditional Guarantee

                       No. _____________


DATE:

TO:       Bhote Koshi Power Company
          Private  Limited  (hereinafter  referred  to   as   the
          "Owner")


Dear Sirs:

1. By an Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi Hydroelectric Project on the Bhote Koshi River in the Sindhupalchok District of Nepal (the "EPC Contract") dated as of December 19, 1996 between the Owner and China Gezhouba Construction Group Corporation for Water Resources and Hydropower (the "Contractor"), the Contractor shall provide an irrevocable, unconditional bank guarantee from a financial institution acceptable to Owner in an amount equal to twenty-five percent (25%) of the Contract Price, namely US$11,600,000 (subject to increase or decrease pursuant to Paragraph 2 hereof), and Industrial and Commercial Bank of China (the "Guarantor"), acting through its Singapore branch, which has been requested by the Contractor, hereby agrees to provide such Guarantee for the Contractor in favor of the Owner. Terms defined and expressions construed in the EPC Contract have the same meaning and construction in this Guarantee.

2. The sum referred to in Paragraph 1 of this Guarantee shall be amended as follows:

                     (i)   Upon  receipt by the  Guarantor  of  a
               certificate from the Owner stating that there has been an increase or decrease of the Contract Price pursuant to Article 6 of the EPC Contract and stating the amount of such increase or decrease, the sum referred to in Paragraph 1 shall be increased or decreased, as applicable, by the amount stated in such certificate from the Owner (it being understood that the aforesaid certificate shall have a copy of the relevant change order attached);

                     (ii)  Upon  receipt by the  Guarantor  of  a
               certificate from the Owner stating that there has been a drawing under this Guarantee for amounts due from the Contractor for Performance Liquidated Damages or Schedule Liquidated Damages pursuant to
               Article 12 or Article 13 of the EPC Contract and stating the amount of such drawing, the Guarantor shall increase the amount of this Guarantee by the amount of any such drawing;

                      (iii)      Promptly,  upon  receipt  of   a
               certificate at any time and from time to time pursuant to clause (i) or (ii) above from the Owner, the Guarantor shall execute and deliver by international courier to the Owner (or to its respective order) (with a copy to the Trustee) an amendment to this Guarantee, in the form of Annex A (correctly completed), confirming the adjustment of the amount of the Guarantee in accordance with the terms hereof.

     It is the express understanding and agreement of the Guarantor, the Owner, and the Contractor that, except on account of increases pursuant to Clause (i) of Paragraph 2 hereof, the maximum amount of the Contractor's liability which is being guaranteed by the Guarantor pursuant to this Guarantee is an amount equal to thirty-five percent (35%) of the Contract Price, namely US$16,219,000.

3. It is a condition precedent to the Owner's obligation under the EPC Contract to employ the Contractor or to continue such employment anytime during the term of the EPC Contract that the Guarantor enters into this first demand Guarantee in favor of the Owner of such twenty-five percent (25%) of the Contract Price (subject to increase and decrease pursuant to Paragraph 2 hereof).

4. This Guarantee is issued at the request of the Contractor as per Exhibit G (as revised and agreed upon between the Owner and the Contractor) of the EPC Contract, and shall automatically become effective at Financial Closing, without any further action or confirmation by the Guarantor or the Contractor. This Guarantee shall be a continuing guarantee remaining in full force and effect during the entire term of the EPC Contract and until the later of (i) the date falling thirty (30) days after WTC has indicated, in a written notice to the Guarantor, the agreement (a copy of which agreement does not need to be presented to the Guarantor) of IFC that the Final Acceptance of the Facility (as defined in the EPC Contract) has occurred, and (ii) the date the Contractor has delivered to the Owner (with a copy to the Trustee) a Warranty Guarantee (in accordance with the EPC Contract) in form and substance satisfactory to the Trustee, at which time the Owner (or, if applicable, the Trustee) shall return this Performance Guarantee to the Guarantor with instructions for cancellation.

5. It is acknowledged and agreed that an intended assignee of this Guarantee is Wilmington Trust Company, or any substitute or replacement therefor from time to time (provided IFC (as defined below) has given written notice to the Guarantor of such substitute or replacement) (Wilmington Trust Company or, as applicable, any such substitute or replacement hereinafter referred to as "WTC"), in each case acting on behalf of and for the benefit of International Finance Corporation, an international organization organized and existing by virtue of the Articles of Agreement among its member countries ("IFC") (WTC, acting on behalf of and for the benefit of IFC, referred to herein as the "Trustee").

6 This is an irrevocable and unconditional guarantee issued by the Guarantor, whereby the Guarantor shall assume the liability of a primary obligor, and not merely as guarantor under an ordinary guarantee, and shall be jointly and severally liable with the Contractor to the Owner for the twenty-five percent (25%) of the EPC Contract Price, namely US $11,600,000.00 (subject to increase and decrease pursuant to Paragraph 2 hereof). Accordingly, the Guarantor hereby unconditionally and irrevocably guarantees the due and punctual payment by the Contractor of all sums whatsoever that the Owner shall certify (in a manner set out in paragraph 6 below) are due and owing by the Contractor to the Owner, whether actually or contingently, under or in connection with the EPC Contract, up to a maximum amount of US$11,600.000.00 (the "Guaranteed Amount") (subject to increase and decrease pursuant to Paragraph 2 hereof) and the Guarantor unconditionally and irrevocably agrees that, if the Owner notifies (in writing) the Guarantor that for any reason the Contractor has not made payment on first demand of any such sums, the Guarantor will pay such sums on first demand by the Owner, up to the Guaranteed Amount. Should there be any increase or decrease of the Contract Price pursuant to Paragraph 2 hereof, the Guaranteed Amount automatically shall be adjusted accordingly immediately upon the delivery to the Guarantor of a certificate in accordance with Paragraph 2 hereof, and any delay by the Owner to deliver to the Guarantor a certificate in accordance with Paragraph 2 hereof shall not affect the increase or decrease of the Guaranteed Amount immediately upon delivery of such certificate, nor shall the failure of the Guarantor to execute and deliver an amendment in accordance with Paragraph 2(iii) hereof affect the increase or decrease of the Guaranteed Amount.

7. Under this Guarantee, the Owner is hereby granted with absolute and unconditional rights to make multiple drawings from time to time, and in the event that the Contractor fails to perform its obligations under the EPC Contract, the Owner shall be entitled to issue a written demand to the Guarantor for payment up to an aggregate amount not to exceed the Guaranteed Amount, as increased or decreased from time to time as aforesaid. Such written demand shall be in the following form:

     "Re: Guarantee No. [___________________]

          (i) We refer to the Irrevocable Unconditional Guarantee No. [______________] (the "Guarantee") for a maximum amount of US$11,600,000.00 (or such other amount as may be provided for therein). Terms defined in the Guarantee shall have the same meaning in this Certificate.
          (ii) We hereby state that the Contractor has failed to perform its obligations under the EPC Contract.

          (iii)      We  hereby  demand  from  you  the  sum   of
          US$[_____________] under the Guarantee.

          (iii) We hereby confirm and certify to you that as at the date of this Certificate, the sum being drawn is due and owing by the Contractor under the EPC Contract and the Contractor has not fulfilled its obligations under the EPC Contract to pay such sum on first demand and that, accordingly, we are entitled to make a claim on you under the Guarantee.

          (iv) Please pay such amount by wire transfer, in immediately available funds, in US Dollars, to Account
          No.             ,  in  the  name  of  [Corporate  Trust
          Administration], at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Tel: (302) 651-87226, Fax: (302)
          651-8882.

     The Guarantor shall not require that such written demand be accompanied by any documents from any third parties or any evidence of the Contractor's non-compliance with the EPC
     Contract.

8. Under this Guarantee, the Guarantor is hereby committed to honor such written demand from the Owner for payment immediately upon presentation. Each payment by the Guarantor hereunder shall be made in US Dollars and shall reduce the cumulative amount of the Guaranteed Amount on a dollar-for-dollar basis, subject, however, to the Guarantor's obligation to increase the amount of this Guarantee pursuant to Paragraph 2 hereof. The Guarantor shall neither require the Owner to exercise its recourse against the Contractor first, nor require the Owner to exhaust its remedies against the Contractor first, and shall not set such requirements as a precondition of the Guarantor to effect its payment under this Guarantee. In particular, the Guarantor shall not raise any contractual defense by the Contractor under the EPC Contract, but shall honor its obligations hereunder as an indebtedness independent of the EPC Contract or any obligations of the Contractor thereunder. Without limiting the foregoing, any evidence or assertion submitted or made by the Contractor or any third party shall not impact in any way the Guarantor's obligations to make payments under this Guarantee upon written demand therefor from the Owner.

9. This Guarantee is not assignable by either the Guarantor or the Owner, except by the Owner to the Trustee or by the Owner to any person to whom the Trustee or IFC may sell an interest in the Facility upon delivery to the Guarantor of a completed notice of assignment, signed by the assignor and counter-signed by the assignee. This Guarantee shall be binding on the Guarantor and its successors and shall inure to the benefit of the Owner (and its successors and permitted assignees).

10. The obligations of the Guarantor hereunder shall not be discharged by (i) any time, grace, indulgence, waiver or consent at any time given to the Contractor, (ii) any lack of validity or enforceability of, or any termination of, amendment to or affecting, or waiver of, any clause of the EPC Contract, provided that any amendment to the EPC Contract which increases the Contract Price (with the exception of any increase pursuant to Paragraph 2 hereof) will not increase the amount guaranteed by the Guarantor hereunder, (iii) any failure or delay in the enforcement or release of any rights in connection with or under the EPC Contract or this Guarantee. The Guarantor further acknowledges and agrees that it will remain liable hereunder notwithstanding that the Contractor may cease to exist or for any other reason the Owner may no longer be able to deal with the Contractor.

11. The Guarantor hereby represents, warrants and covenants to the Owner as follows:

          (a) The Guarantor is a state-owned bank duly organized and validly existing under the laws of China, is duly registered to do business in Singapore as a branch and has full power, authority and legal capacity to execute and deliver this Guarantee and to assume and perform the obligations provided for herein;

          (b) The Guarantor has taken all appropriate and necessary legal and other actions to authorize the execution, delivery and performance of this Guarantee;

          (c) This Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms;

          (d) The obligations of the Guarantor hereunder rank and will rank at least pari passu in priority of payment and in all other respects with all other unsecured indebtedness of the Guarantor;

          (e) The Guarantor shall supply to the Owner and the Trustee, upon request, copies of the annual financial statements of the Guarantor; and

          (f)    There  are  no  conditions  precedent   to   the
          obligation of the Guarantor to perform under, or for the effectiveness of, this Guarantee.

12. This Guarantee is a commercial act of the Guarantor in relation to a commercial transaction and all obligations of the Guarantor arising under this Guarantee are commercial in nature. The Guarantor hereby irrevocably waives, and agrees not to raise, any claim of immunity (if any) from suit, attachment or execution in respect of any claims which may be made against it at any time concerning its obligations under this Guarantee, and the Guarantor agrees that the waivers  and  agreements set forth  herein  shall  have  the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for the purposes of such Act.

13. Any demand from the Owner to the Guarantor for payment must be in written form, in the English language delivered to the Guarantor at the following address (or any new address designated by the Guarantor in writing duly notified to the Owner in the future) in the following manner:

          (a) Method of delivery: (i) personally delivered, (ii) transmitted by postage prepaid registered mail (airmail if international), (iii) transmitted by internationally recognized courier service, or (iv) transmitted by telex or facsimile.

          (b)  Address of the Guarantor:

          c/o Singapore Branch
          6 Raffles Quay, #12-01
          John Hancock Tower
          Singapore 048580
          Telephone Number: (65)538 2780
          Fax Number: (65)538 1370
          Attn.: General Manager

14. This Guarantee sets out the entire undertaking of the Guarantor to the Owner.

15. This Guarantee shall be governed by and construed in accordance with Singapore Law.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guarantee by its duly authorized officer the day and year first above-written.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA
c/o Singapore Branch
6, Raffles Quay, #12-01,
John Hancock Tower
Singapore 048580

By:____________________________________
Name:_________________________________
Title:__________________________________


                            ANNEX A

 Form of Letter of Amendment to Amount of Performance Guarantee


To:  Bhote Koshi Power Company Private Limited and
     Trustee


             Amendment to the Performance Guarantee

           No.          dated [                ] 1997

Whereas  we,  Industrial and Commercial  Bank  of  China,  acting through its Singapore Branch, as the Guarantor under the Performance Guarantee, issued such Performance Guarantee in
favour  of the Owner on [                ] 1997 and have received
a certificate from the Owner in accordance with Paragraph 2 of the Performance Guarantee.


NOW THIS AMENDMENT WITNESSETH as follows:

1. The sum set out in Paragraph 1 of the Performance Guarantee is [increased] [reduced] by the amount of US$ [amount certified by the Owner, as applicable].

2. As a consequence of the [increase] [decrease] referred to in Paragraph 1 of this Amendment, the sum set out in Paragraph 1 of the Performance Guarantee is [amount specified in Paragraph 1 of the Performance Guarantee prior to amendment increased or decreased, as applicable, by the amount specified in Paragraph 1 of this Amendment].

3. All other terms and conditions of the Performance Guarantee shall remain unchanged.

4. A term defined in the Performance Guarantee has the same meaning in this Annex A.

Yours faithfully


__________________________________
(Authorized Signatories)
For an on behalf of
Industrial and Commercial Bank of China